SUPPLEMENT TO THE SPARTAN AGGRESSIVE MUNICIPAL FUND AND SPARTAN INSURED MUNICIPAL INCOME FUND FEBRUARY 26, 1998 PROSPECTUS
As of August 20, 1998, Spartan Aggressive Municipal Fund was merged into Spartan Municipal Income Fund and shareholders of Spartan Aggressive Municipal Fund became shareholders of Spartan Municipal Income Fund. The merger was voted on and approved at a shareholder meeting on July 15, 1998. Spartan Aggressive Municipal Fund ceased to exist and is not offered.